SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2018
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

(a)	Distribution
On August 2, 2018, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per unit, payable on September 28, 2018 to unitholders of record as at the close of business on August 31, 2018.

(b)	Acquisition of Teekay Offshore Partners
In July 2018, the partnership supported Teekay Offshore to complete a $500 million bond offering which yields 8.5% and comes due in 2023. The partnership subscribed for $226 million of this bond, utilizing cash on hand. Concurrently, a $200 million promissory note due from Teekay Offshore was converted into the same series of bonds. The partnership's share was $84 million.
On July 3, 2018, the partnership exercised its general partner option to acquire an additional 2% ownership interest in Teekay Offshore’s General Partner, Teekay Offshore GP. Prior to July 3, 2018, the partnership owned a 60% economic interest in Teekay Offshore which was accounted for using the equity method, and a 49% voting interest in Teekay Offshore GP. As a result of the exercise of the option, the partnership's voting interest in Teekay Offshore GP increased to 51% and the partnership has the right to appoint a majority of the members of its board of directors, which provides the partnership with control over the business. Accordingly, the partnership will start to consolidate the business on that date.
Due to the recent exercise of the general partner option, the complete valuation and initial purchase price accounting for the business combination is not available as at the date of release of these unaudited interim condensed consolidated financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain major classes of assets acquired and liabilities assumed.

(c)	Acquisition of Westinghouse Electric Company
On August 1, 2018, the partnership, together with institutional partners, completed the acquisition of Westinghouse Electric Company ("Westinghouse") for a purchase price of approximatively $4 billion. The transaction was funded with approximately $920 million of equity, of which $405 million, for a 44% ownership interest, is attributable to the partnership. The remaining capital was funded with $3.1 billion of long-term debt financing.
Due to the recent closing of the acquisition, the complete valuation and initial purchase price accounting for the business combination is not available as at the date of release of these unaudited interim condensed consolidated financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain major classes of assets acquired and liabilities assumed.

(d)	GrafTech secondary offering and concurrent share buyback
In August, our graphite electrode manufacturing business, GrafTech, completed a secondary offering of its common stock and a concurrent share repurchase from Brookfield. The offering and share repurchase generated proceeds of $668 million, or $230 million attributable to the partnership. Also, in connection with the offering a 30 day over-allotment option was granted to the underwriters to purchase 3,450,000 additional shares.